HATTERAS CORE ALTERNATIVES INSTITUTIONAL FUND, L.P.

HATTERAS CORE ALTERNATIVES TEI INSTITUTIONAL FUND, L.P.

(the “Funds”)

July 10, 2014

Supplement to the Prospectus and

Statement of Additional Information (“SAI”)

dated July 29, 2013

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SAI AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND SAI.

Acquisition of the Advisor

Effective June 30, 2014, Hatteras Funds, LLC (the “Purchaser”), a wholly-owned subsidiary of RCS Advisory Services, LLC, which is an operating subsidiary of RCS Capital Corporation, purchased substantially all the assets related to the business operations of Hatteras Investment Partners, LLC (“HIP”), the investment adviser to the Funds, and assumed certain liabilities of HIP (the “Purchase”). The Purchase resulted in a change in control of HIP and, therefore, constituted an “assignment” within the meaning of the Investment Company Act of 1940 (the “1940 Act”) of (i) the existing investment co-management agreement between HIP and Hatteras Master Fund, L.P. (the “Master Fund”), the fund in which the Funds invest substantially all of their assets, and (ii) the existing investment co-management agreement among HIP, Morgan Creek Capital Management, LLC (“MCCM”) and the Master Fund.  The existing investment co-management agreements automatically terminated upon their assignment pursuant to certain provisions of the 1940 Act and were replaced by a new investment management agreements between the Purchaser and the Master Fund and a sub-advisory agreement by and among MCCM, Purchaser and the Master Fund, both of which were approved by the partners of the Master Fund based upon voting instructions received from the Funds .  Additionally, Purchaser became the general partner of the Funds and the Master Fund as of the same date.

As a result of the Purchase, all references in the Prospectus and SAI to HIP are deleted and replaced with “Hatteras Funds, LLC” and all references to the “Advisor” now refer to Hatteras Funds, LLC, except that all references to activities taking place prior to July 1, 2014 continue to refer to HIP (e.g., fees paid to or waived by the Advisor).

The following information supplements the table titled “Interested Director” on page 20 of the SAI.

NAME & DATE OF BIRTH	POSITION(S) HELD WITH THE FUNDS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	OTHER DIRECTORSHIPS HELD BY DIRECTOR DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(1) OVERSEEN BY DIRECTOR OR OFFICER
Peter M. Budko* 1960	Trustee	Since 2014	Partner, American Realty Capital, an investment advisory firm (2007 to present); Chief Executive Officer, BDCA Adviser, an investment advisory firm (2010 to present); Director, ARC Realty	Director, ARC Realty Finance Trust, Inc. from 2013 to present; Director, RCS Capital Corp from	20

			Finance Trust, Inc. (2013 to present); Director, RCS Capital Corp (2013 to present).	2013 to present.

David B. Perkins* July 18, 1962	President and Chairman of the Board of Directors of each Fund	Since Inception	Mr. Perkins has been Chairman of the Board of Directors and President of the Fund since inception. Mr. Perkins is the Chief Executive Officer of Hatteras Funds, LLC from 2014 to present and founded of Hatteras Funds and its affiliated entities in September 2003. Prior to that, he was the co-founder and Managing Partner of CapFinancial Partners, LLC.	None	20

* Messrs. Perkins and Budko are each an “interested” Trustee because of their affiliation with the Advisor.

(1) The “Fund Complex” consists of the Funds, Hatteras Core Alternatives Institutional Fund, L.P., Hatteras Core Alternatives TEI Institutional Fund, L.P., the Master Fund, Hatteras Global Private Equity Partners Institutional, LLC, Hatteras VC Co-Investment Fund II, LLC, Hatteras GPEP Fund II, LLC, HCIM Trust, Hatteras Alternative Mutual Funds Trust (consisting of five funds) and Underlying Funds Trust (consisting of five funds).

The following information supplements the table titled “Independent Directors and Officers” beginning on page 20 of the SAI.  Information regarding Mr. Perkins replaces the current information in this section in its entirety.

NAME & DATE OF BIRTH	POSITION(S) HELD WITH THE FUNDS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	OTHER DIRECTORSHIPS HELD BY DIRECTOR DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(1) OVERSEEN BY DIRECTOR OR OFFICER
Joseph Velk May 15, 1960	Trustee	Since 2014	Managing Member, Contender Capital, LLC, an investment firm (2000 to present).	None	20

Joseph Velk. Mr. Velk has been a Trustee since 2014. He has over 25 years of experience in venture capital investing and investment consulting, and has held positions as an executive in private companies in the investment management industry. He is currently the managing member of a venture capital investment firm.

David B. Perkins. Mr. Perkins has been a Director since inception. Mr. Perkins is also the Chief Executive Officer of the Advisor.  He founded Hatteras Funds and its affiliated entities in September 2003 and served as its Chief Executive Officer from September 2003 to 2014 . Mr. Perkins has over 20 years of experience in investment management consulting and institutional and private client relations and offers proven experience building, operating and leading client-focused businesses.

Peter M. Budko. Mr. Budko has been a Trustee since 2014. Mr. Budko has over 20 years of experience in capital markets and investment banking. He is currently a partner of an investment advisory firm and the Chief Executive Officer of an SEC-registered investment adviser. He also serves as a director of other entities unaffiliated with the Fund Complex and is a director of the Advisor’s ultimate parent company.

The following information supplements the section titled “Board Composition and Leadership Structure” beginning on page 22 of the SAI.

Effective July 1, 2014, the Board of Directors consists of eight individuals, six of whom are not “interested persons” (as defined under the 1940 Act) of the Trust or the Advisor (“Independent Trustees”).

The following information supplements the section titled “Ownership of Units” on page 24 of the SAI

Name of Director	Dollar Value of Units in the Core Alternatives Institutional Fund	Dollar Value of Units in the TEI Institutional Fund	Aggregate Dollar Value of Units in all Registered Investment Companies Overseen by Director in Family of Investment Companies
Peter M. Budko	None	None	None
Joseph Velk	None	None	None

The following information supplements the section titled “Director, Advisory Board Member and Officer Compensation” beginning on page 24 of the SAI.

Name of Person, Position	Aggregate Compensation from the Core Alternatives Institutional Fund	Aggregate Compensation from the TEI Institutional Fund	Total Compensation from Funds and Fund Complex Paid to Directors
Joseph Velk**	$0	$0	$0

** Mr. Velk was elected as a Trustee as of July 1, 2014

The following information supplements the section titled “Investment Management Services” beginning on page 27 of the SAI.

Effective June 30, 2014, Hatteras Funds, LLC (the “Purchaser”), a wholly-owned subsidiary of RCS Advisory Services, LLC, which is an operating subsidiary of RCS Capital Corporation, purchased substantially all the assets related to the business operations of HIP, the investment adviser to the Funds, and assumed certain liabilities of HIP (the “Purchase”). The Purchase resulted in a change in control of HIP and, therefore, constituted an “assignment” within the meaning of the Investment Company Act of 1940 (the “1940 Act”) of (i) the existing investment co-management agreement between HIP and Hatteras Master Fund, L.P. (the “Master Fund”), the fund in which the Funds invest substantially all of their assets, and (ii) the existing investment co-management agreement among HIP, Morgan Creek Capital Management, LLC (“MCCM”) and the Master Fund.  The existing investment co-management agreements automatically terminated upon their assignment pursuant to certain provisions of the 1940 Act and were replaced by a new investment management agreements between the Purchaser and the Master Fund and a sub-advisory agreement by and among MCCM, Purchaser and the Master Fund, both of which were approved by the partners of the Master Fund based upon voting instructions received from the Funds .  Additionally, Purchaser became the general partner of the Funds and the Master Fund as of the same date.

The Advisor, the investment manager to the Master Fund, and MCCM, the sub-advisor to the Master Fund are subject to the ultimate supervision of and subject to any policies established by the Board.  The Advisor is a wholly-owned subsidiary of RCS Advisory Services, LLC, an operating subsidiary of RCS Capital Corporation (“RCS”).

RCS is a public holding company (NYSE:RCAP) controlling businesses including a wholesale broker-dealer, an investment banking and capital markets business, a transaction management services provider and a transfer agent. David B. Perkins, Interested Trustee, and Robert Worthington, are Chief Executive Officer and President, respectively, of the Advisor.  MCCM is controlled by Mark W. Yusko, Founder, Chief Executive Officer and Chief Investment Officer of MCCM.

Changes to the Funds’ Portfolio Management Team

As of July 9, 2014, Josh E. Parrott no longer served as a portfolio manager to the Funds.  As of the same date, Frank A. Burke, CFA, CAIA replaced Mr. Parrott as the Funds’ portfolio manager and assumed all of Mr. Parrott’s responsibilities as portfolio manager.  All references to Mr. Parrott in the Prospectus and SAI are deleted.

The following information supplements the section titled “Management of the Funds” beginning on page 21 of the Prospectus.

FRANK A. BURKE, CFA, CAIA

Director of Portfolio Management

Mr. Burke’s primary responsibilities include portfolio management, hedge fund due diligence and working closely with investment advisory relationships for the Hatteras Core Alternatives Funds. Prior to joining the Advisor and its affiliates in 2011, Mr. Burke was an independent financial planner and portfolio consultant from 2008 to 2011 and employed at GenSpring Family Offices from 2007 to 2008. Prior to 2007, he was employed at Wells Fargo Family Wealth (formerly Calibre Investment Consulting), where he managed portfolios and conducted traditional and alternative manager due diligence. Mr. Burke has also served as a financial planner for high net worth individuals at Asset Management Group and he was employed at Fidelity Investments in Boston, where his responsibilities were competitive analysis and research on the mutual fund industry. Mr. Burke received his Bachelor of Science degree from Villanova University and his MBA from the Fuqua School at Duke University. Mr. Burke has also earned the Chartered Financial Analyst (CFA) and Chartered Alternative Investment Analyst (CAIA) designations.

The following information supplements the section titled “Portfolio Managers — Other Accounts Managed by the Portfolio Managers” beginning on page 29 of the SAI.

NAME OF INVESTMENT COMMITTEE MEMBER	TYPE OF ACCOUNTS	TOTAL # OF ACCOUNTS MANAGED	TOTAL ASSETS	# OF ACCOUNTS MANAGED FOR WHICH ADVISORY FEE IS BASED ON PERFORMANCE	TOTAL ASSETS FOR WHICH ADVISORY FEE IS BASED ON PERFORMANCE
Frank A. Burke	Registered Investment Companies	2	$35,244,321	0	$0
	Other Pooled Investment Vehicles	1	$13,936,030	0	$0
	Other Accounts	0	$0	0	$0

The section titled “Portfolio Managers — Potential Conflicts of Interest” on page 30 of the SAI is deleted and replaced with the following:

Mesrs. Yusko, Perkins, Burke, Hennessy and Tilley are responsible for managing other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, including unregistered hedge funds and funds of hedge funds. They may manage separate accounts or other pooled investment vehicles which may have materially higher or different fee arrangements than the registrant and may also be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to cross trading and the allocation of investment opportunities. The Investment Managers have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The

Investment Managers seek to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and timely manner. To this end, the Investment Managers have developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

The following information supplements the section titled “Portfolio Managers — Securities Ownership” on page 31 of the SAI.

Name of Investment Committee Member	Dollar Range of Core Alternatives Institutional Fund	Dollar Range of TEI Institutional Fund
Frank A. Burke	None	None

Please retain this Supplement with your Prospectus and SAI for future reference.